T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective August 1, 2024, Joseph Wolfe will join David Corris and Prashant G. Jeyaganesh as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Wolfe joined T. Rowe Price in 2024.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective August 1, 2024, Joseph Wolfe will join David Corris and Prashant G. Jeyaganesh as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Wolfe joined the Firm in June 2024, and his investment experience dates from 2001. Prior to joining the Firm, he was a portfolio manager, Chief Analytics Officer, and a managing director with BlackRock (2012-2024), head of quantitative research with Northern Trust (2005-2012), and a senior quantitative analyst with the State Teachers Retirement System of Ohio (2001-2005).

The date of this supplement is July 23, 2024.

F201-041 7/23/24